Exhibit 3.9

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

# Articles Of Organization
# Limited-Liability Company
(PURSUANT TO NRS 86)

| Filed in the office of | Document Number 20080213788-09 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 03/27/2008 4:20 PM |
| | Entity Number E0202612008-9 |

ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Limited-Liability Company**
Chestnut Farms, LLC
Check box if a Series Limited-Liability Company ☐

**2. Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)
National Registered Agents, Inc. of NV
Name
1000 East William Street, Suite 204 | Carson City | NEVADA | 89701
Physical Street Address | City | | Zip Code
1000 East William Street, Suite 204 | Carson City | NV | 89701
Additional Mailing Address | City | State | Zip Code

**3. Dissolution Date:** (OPTIONAL-see instructions)
Latest date upon which the company is to dissolve (if existence is not perpetual):

**4. Management:** (check one)
Company shall be managed by ☒ Manager(s) OR ☐ Members

**5. Names Addresses, of Manager(s) or Members:** (attach additional pages as necessary)
Vacation Timeshare Travel, Inc.
Name
308 E. Bay Street | Nassau, Bahamas | | 
Address | City | State | Zip Code

Name
Address | City | State | Zip Code

Name
Address | City | State | Zip Code

**6. Names, Addresses and Signatures of Organizers** (if more than one organizer attach additional page)
David L. Womer
Name | Signature
4105 Fabulous Finches Ave. | North Las Vegas | NV | 89084
Address | City | State | Zip Code

**7. Certificate of Acceptance of Appointment of Resident Agent:**
I hereby accept appointment as Resident Agent for the above named limited-liability company.
National Registered Agents, Inc. of NV
Authorized Signature of R.A. or On Behalf of R.A. Company Date 3/27/2008
Jose Castellanos, Asst. Secretary

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Form LLC ARTS 2006 Revised on 12/18/06

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